================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              --------------------


Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ /  Preliminary Proxy Statement       / /  Confidential, For Use of the
                                            Commission Only (as permitted
/X/  Definitive Proxy Statement             by Rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-12

                              ECHO BAY MINES LTD.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
/ /  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies;
     (2)  Aggregate number of securities to which transaction applies;
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined);
     (4)  Proposed maximum aggregate value of transaction;
     (5)  Total fee paid;
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid;
     (2)  Form, Schedule or Registration Statement No.;
     (3)  Filing Party;
     (4)  Date Filed:


--------------------------------------------------------------------------------

                           [ECHO BAY MINES LTD. LOGO]

                        NOTICE OF ANNUAL GENERAL MEETING
                                OF SHAREHOLDERS
                                  JUNE 6, 2002

NOTICE IS HEREBY GIVEN that the Annual General Meeting of the shareholders of Echo Bay Mines Ltd. will be held in the Governor General Suite of the Toronto Hilton Hotel, 145 Richmond Street West, Toronto, Ontario on Thursday the 6th day of June 2002 at 9:30 in the morning (Eastern Time), for the following purposes:

1. to receive and consider the annual report containing financial statements for the year ended December 31, 2001 together with the report of the auditors thereon;

2.   to elect directors;

3.   to appoint auditors; and

4. to transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 26, 2002 will be entitled to notice of the meeting.

DATED at Edmonton, Alberta, Canada this 5th day of April 2002.

                                        By Order of the Board,

                                        /s/ LOIS-ANN BRODRICK
                                        Lois-Ann L. Brodrick
                                        Vice President and Secretary

NOTE: IF YOU ARE UNABLE TO ATTEND IN PERSON, PLEASE FILL IN AND SIGN THE
      ENCLOSED FORM OF PROXY AND RETURN IT TO THE SECRETARY OF THE CORPORATION.

                            MANAGEMENT PROXY CIRCULAR

                             SOLICITATION OF PROXIES

     THIS MANAGEMENT PROXY CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF ECHO BAY MINES LTD. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL GENERAL MEETING OF THE SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE FOREGOING NOTICE. This material was first sent to shareholders on or about April 29, 2002. The Corporation will bear all costs in connection with the printing and mailing of the enclosed materials as well as the cost of solicitation of proxies. N.S. Taylor & Associates, Inc. will solicit proxies from nominee accounts for a fee of U.S. $5,000 plus expenses. To the extent necessary to assure adequate representation at the meeting, solicitation of proxies may be made by directors, officers and regular employees of the Corporation directly as well as by mail and by telephone.

APPOINTMENT AND REVOCATION OF PROXIES

     The persons designated in the enclosed form of proxy are officers of the Corporation. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY TO REPRESENT HIM AT THE MEETING. THE PERSON NEED NOT BE A SHAREHOLDER. This right may be exercised either by inserting in the space provided the name of the other person a shareholder wishes to appoint or by completing another proper form of proxy. Shareholders who wish to be represented at the meeting by proxy must deposit their form of proxy prior to the time of the meeting either at the registered office of the Corporation, 1210 Manulife Place, 10180 - 101 Street, Edmonton, Alberta, Canada T5J 3S4 or at the office of Computershare Trust Company of Canada, 100 University Avenue,Toronto, Ontario, Canada M5J 2Y1, or bring the proxy to the meeting and deliver it to the Chairman or Secretary of the Corporation prior to the commencement of the meeting.

     A shareholder who has given a proxy has the right to revoke it at any time by an instrument in writing executed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited either at the registered office of the Corporation, 1210 Manulife Place, 10180 - 101 Street, Edmonton, Alberta, Canada T5J 3S4 or at the office of Computershare Trust Company of Canada, 100 University Avenue, Toronto, Ontario, Canada M5J 2Y1 addressed to the Secretary of the Corporation, c/o Computershare Trust Company of Canada, at any time up to and including the last business day preceding the day of the meeting, or an adjournment thereof, at which the proxy is to be used, or with the chairman of the meeting on the day of the meeting or an adjournment thereof.

VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

     On April 5, 2002, there were outstanding 502,168,375 common shares of the Corporation, each of which carries the right to one vote. A quorum of shareholders will be established at the meeting if the holders of a majority of the shares entitled to vote at the meeting are present in person or represented by proxy. Abstentions will be counted for quorum but for no other purpose. A majority of the votes cast at the meeting in person or by proxy is required for the approval of each matter being submitted to a vote of the shareholders at the meeting.

     Shareholders of record at the close of business on April 26, 2002 will be entitled to vote at the meeting except to the extent they have transferred the ownership of any of their shares after the record date and the transferee of those shares has produced properly endorsed share certificates or has otherwise established ownership of the shares and, in either case, has asked, not later than May 27, 2002, to be included in the list of shareholders entitled to vote at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of April 5, 2002, based upon information available to the Corporation, the following shareholders were the beneficial owners of more than five percent of the common shares:

-----------------------------------------------------------------------------------------------------------------------------
Title of Class       Name and Address of Beneficial Owner     Amount and Nature of Beneficial Ownership      Percent of Class
-----------------------------------------------------------------------------------------------------------------------------
Common               Newmont Mining Corporation
                     of Canada Limited                                       244,993,890                       48.8 percent
                     Suite 1900, 20 Eglinton Avenue West
                     Toronto, Ontario M4R 1K8
-----------------------------------------------------------------------------------------------------------------------------
Common               Kinross Gold Corporation
                     52nd Floor, Scotia Place                                 57,126,674                       11.4 percent
                     40 King Street West
                     Toronto, Ontario M5H 3Y2
-----------------------------------------------------------------------------------------------------------------------------
Common               Goldman Sachs & Co.
                     85 Broad Street                                          35,595,703                        7.1 percent
                     New York, NY 10004
-----------------------------------------------------------------------------------------------------------------------------

SECURITY OWNERSHIP OF MANAGEMENT

     The following table shows equity securities of the Corporation beneficially owned as of April 5, 2002 by all directors of the Corporation, the Chief Executive Officer and next four most highly compensated executive officers of the Corporation, and directors and executive officers of the Corporation as a group. Title of Class Beneficial Owner Amount and nature of Options to acquire

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Option to acquire
                                                                      Amount and nature of           common shares of the
                                                                      beneficial ownership       Corporation exercisable within
Title of Class       Beneficial Owner                                 as of April 5, 2002           60 days of April 5, 2002
-------------------------------------------------------------------------------------------------------------------------------
Common               John N. Abell                                            10,000                        27,475
Common               Ron Binns                                                     -                             -
Common               Lois-Ann L. Brodrick                                          -                        73,900
Common               Peter Clarke                                              5,000                        57,475
Common               David Harquail                                                -                             -
Common               Robert L. Leclerc                                        10,000                       700,083
Common               Jerry L. J. McCrank                                       5,000                       108,911
Common               John F. McOuat                                            2,791                        20,975
Common               David A. Ottewell                                             -                        15,252
Common               Tom S. Q. Yip                                               300                       100,230
Common               Directors and executive officers as a group           1,137,392(1)(2)(3)
-------------------------------------------------------------------------------------------------------------------------------

(1)  REPRESENTS 0.23 PERCENT OF THE OUTSTANDING COMMON SHARES OF THE
     CORPORATION.

(2) INCLUDES 1,104,301 COMMON SHARES WHICH DIRECTORS AND OFFICERS HAVE THE RIGHT TO ACQUIRE WITHIN 60 DAYS OF APRIL 5, 2002.

(3) NO INDIVIDUAL DIRECTOR OR OFFICER OWNS COMMON SHARES OF THE CORPORATION REPRESENTING 1.0 PERCENT OR MORE OF THE NUMBER OF OUTSTANDING SHARES. MESSRS. BINNS AND HARQUAIL ARE OFFICERS OF NEWMONT MINING CORPORATION OF CANADA LIMITED, WHICH OWNS 48.8 PERCENT OF THE CORPORATION'S COMMON SHARES.


----------
         2

VOTING OF PROXIES

     Common shares of the Corporation, represented by a valid proxy in favour of the person or persons designated in the enclosed form of proxy, will be voted on any ballot which may be called for in respect of matters referred to in the accompanying notice of meeting and, where a choice with respect to any matter to be acted upon has been specified in the proxy, the shares will be voted in accordance with the specification so made. THE COMMON SHARES WILL BE VOTED IN FAVOUR OF ANY MATTER FOR WHICH NO SPECIFICATION HAS BEEN MADE.

     The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments to the matters identified in the notice of meeting and other matters that may properly come before the meeting. Management is not aware of any amendments to matters identified in the notice of meeting or of any other matters that are to be presented for action to the meeting.

ELECTION OF DIRECTORS

     Under the articles of the Corporation, the Board of Directors may consist of a minimum of three and a maximum of 15 directors. At present, there are six directors and the Board of Directors has fixed the number of directors at six for the term of office commencing with this election. Management proposes to nominate and the persons named in the enclosed form of proxy intend to vote for the election of the six persons named below, all of whom are already directors. Management does not contemplate that any of the nominees will be unable to serve as a director. Each director elected will hold office until the next annual general meeting or until a successor is duly elected.

----------------------------------------------------------------------------------------------------------------------------------
Name and municipality of                 Director        Principal occupation and business experience       Directorships of other
residence                       Age       since                  within the last five years                  public corporations
----------------------------------------------------------------------------------------------------------------------------------
JOHN NORMAN ABELL (1)            70        1980          Corporate director                                 Stelco Inc.
Ramsbury, Wilts., England
----------------------------------------------------------------------------------------------------------------------------------
RON BINNS                        45        2002          Vice President, Finance                            Queenston Mining Inc.
Toronto, Ontario                                         and Chief Financial Officer
                                                         Newmont Mining Corporation of Canada Limited
                                                         (gold mining company)
----------------------------------------------------------------------------------------------------------------------------------
PETER CLARKE (1)                 71        1993          Consultant - metals and mining industries
Nanoose Bay,
British Columbia
----------------------------------------------------------------------------------------------------------------------------------
DAVID HARQUAIL                   45        2002          Senior Vice President,
Toronto, Ontario                                         Newmont Mining Corporation of Canada Limited
                                                         (gold mining company)
----------------------------------------------------------------------------------------------------------------------------------
ROBERT LEIGH LECLERC             57        1992          Chairman and Chief Executive Officer               Minefinders
Highlands Ranch, Colorado                                of the Corporation since April 1997;               Corporation Ltd.
                                                         Chairman of the Corporation
                                                         from May 1996 to April 1997
----------------------------------------------------------------------------------------------------------------------------------
JOHN FREDERICK McOUAT            68        1989          Chairman, Watts, Griffis and McOuat Limited
Toronto, Ontario                                         (consulting geologists and engineers)
                                                         since January 1998; prior thereto President,
                                                         Watts, Griffis and McOuat Limited
----------------------------------------------------------------------------------------------------------------------------------

(1)  MEMBER OF THE AUDIT COMMITTEE


                                                                      ----------

MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS

     In 2001 the Board of Directors held six meetings. All directors, except Mr. Leclerc, received an annual retainer fee of U.S.$12,500 and U.S.$500 for attendance at each meeting of the Board of Directors and of each committee on which they served. Committee chairmen received an additional annual fee of U.S.$7,500. Mr. Leclerc receives meeting attendance fees but does not receive an annual retainer fee. The committee chairmen were: Audit - Latham C. Burns, and Compensation - John Gilray Christy, each of whom resigned from the Board of Directors effective April 3, 2002.

     In 1994 the Corporation established a director equity plan which provides for the grant of options to permit eligible directors to acquire common shares of the Corporation. Eligible directors are neither officers nor employees of the Corporation and options may be granted according to a formula which calls for grants annually on the date of the Corporation's annual meeting of shareholders with the final grants made in 1998.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Audit Committee reviews the annual financial statements and the annual audit with the Corporation's independent auditors and also reviews quarterly financial information before it is published and disseminated to shareholders. The Compensation Committee reviews the performance and recommends the compensation of corporate officers and makes grants under the employee share incentive plan. During 2001, the Audit Committee met four times and the Compensation Committee once.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

     The Toronto Stock Exchange requires companies listed on that exchange to disclose their approach to corporate governance in their annual reports or information circulars and make the disclosure with reference to published guidelines (the "Guidelines"). The following table reviews the Corporation's approach to corporate governance with reference to the specifically enumerated Guidelines.

-----------------------------------------------------------------------------------------
TSE CORPORATE GOVERNANCE GUIDELINES                 THE CORPORATION'S APPROACH
-----------------------------------------------------------------------------------------
 1.  The board should explicitly                    The Board of Directors is responsible
     assume responsibility for                      for managing the business and affairs
     stewardship of the corporation                 of the Corporation, participates in
     and, as part of the overall                    strategic planning and reviews and
     stewardship, assume                            approves operating plans. The Board
     responsibility for:                            identifies the principal risks of the
                                                    business and ensures they are
     (a)  adoption of a strategic                   effectively monitored and controlled.
          planning process                          The Board is responsible for
                                                    corporate governance generally and
     (b)  identification of                         for specific tasks such as selecting
          principal risks and                       a chief executive officer, assessing
          implementation of                         that individual's performance and
          appropriate systems to                    replacing that individual if
          manage those risks                        appropriate. It is also responsible
                                                    for all key executive appointments
     (c)  succession planning,                      and for setting equitable
          including appointing,                     compensation for these and other
          training and monitoring                   executives.
          management
                                                    The Board ensures there is a sound
     (d)  a communications policy                   basis for making key  business
                                                    decisions, facilitates realization
     (e)  the integrity of internal                 of corporate goals and  ensures
          control and management                    compliance, to the greatest extent
          information systems                       possible, with sound safety and
                                                    environmental standards.

                                                    In all instances the Board must
                                                    ensure that the interests of
                                                    shareholders, creditors, employees
                                                    and the communities in which the
                                                    Corporation operates are properly
                                                    served. The Board must be able and
                                                    willing to take action, separate from
                                                    management, on issues which by law or
                                                    practice require independent thought
                                                    and action. In all of this the Board
                                                    has a duty to be certain the
                                                    Corporation acts in a lawful, ethical
                                                    and responsible manner.

                                                    Shareholders are encouraged to convey
                                                    their concerns to management and they
                                                    may do so by writing to the
                                                    Corporation's Investor Relations
                                                    Department.
-----------------------------------------------------------------------------------------


----------
         4

-----------------------------------------------------------------------------------------
 2.  The board should be                            Of the present six directors, five
     constituted with a majority of                 are unrelated. Each of them has
     individuals who qualify as                     business and other interests entirely
     unrelated directors. An                        unrelated to those of the Corporation
     unrelated director is a                        other than interests arising from
     director who is independent of                 holding shares of the Corporation.
     management and is free from                    Messrs. Binns and Harquail are
     any interest and any business                  officers and employees of Newmont
     or other relationship which                    Mining Corporation of Canada Limited,
     could, or could reasonably be                  which owns 48.8 percent of the
     perceived to, materially                       Corporation's outstanding common
     interfere with the director's                  shares.
     ability to act with a view to
     the best interests of the
     corporation.
-----------------------------------------------------------------------------------------
 3.  The board is required to                       The only related director is Mr.
     disclose on an annual basis                    Leclerc, who is employed by the
     whether the board has a                        Corporation. See also item 2 above.
     majority of unrelated
     directors.
-----------------------------------------------------------------------------------------
 4.  The board should appoint a                     Realizing the responsibility for
     committee, the majority of                     selection of board nominees remains
     whom are unrelated directors,                  that of the Board, a nominating
     with responsibility for                        committee is considered unnecessary.
     proposing new nominees to the                  The Board searches for and recruits
     board and assessing directors.                 new directors.
-----------------------------------------------------------------------------------------
 5.  Every board should implement a                 From time to time the Board reviews
     process for assessing the                      its compliance with the Guidelines
     effectiveness of the board as                  and other relevant corporate
     a whole, the board's                           governance requirements and evaluates
     committees and individual                      its own effectiveness.
     directors.
-----------------------------------------------------------------------------------------
 6.  Every corporation should                       New directors are provided with a
     provide an orientation and                     package of information about the
     education program for new                      Corporation and are briefed by senior
     recruits to the board.                         management in respect of the
                                                    organizational structure and
                                                    important current issues.
-----------------------------------------------------------------------------------------
 7.  Every board should examine its                 The Corporation currently has six
     size and, where appropriate,                   Board members, which it considers
     undertake a program to reduce                  appropriate for effective decision
     the number of directors.                       making.
-----------------------------------------------------------------------------------------
 8.  The board should review the                    The adequacy and form of board
     compensation of directors to                   compensation is reviewed on a
     ensure it adequately reflects                  periodic basis.
     the responsibilities and risks
     involved in being an effective
     director.
-----------------------------------------------------------------------------------------
 9.  Committees of the board should                 Throughout 2001, the Board had an
     generally be composed of                       Audit and a Compensation Committee.
     outside directors, a majority                  All members of each committee were
     of whom are unrelated                          unrelated, outside directors and
     directors.                                     qualified as independent within the
                                                    meaning of applicable law and
                                                    regulation. The Board believes the
                                                    challenges facing the Corporation
                                                    should receive the attention of the
                                                    full Board and no other committees
                                                    are required. Functioning as a full
                                                    Board, rather than several
                                                    committees, allows management to have
                                                    the advantage of the collective
                                                    wisdom of all members of the Board.
                                                    As well, management is encouraged to
                                                    consult Board members informally on
                                                    matters not requiring a formal Board
                                                    meeting and on which a specific Board
                                                    member has expertise. As the proposed
                                                    size of the Board of Directors is
                                                    six, the present directors propose
                                                    that, effective after the meeting,
                                                    there be only an Audit Committee.
                                                    Compensation of executive officers
                                                    will be a matter left to the entire
                                                    Board of Directors.
-----------------------------------------------------------------------------------------


                                                                      ----------

-----------------------------------------------------------------------------------------
10.  Every board should expressly                   The full Board of Directors assumes
     assume responsibility for, or                  this responsibility.
     assign to a committee the
     general responsibility for,
     developing the corporation's
     approach to governance issues.
-----------------------------------------------------------------------------------------
11.  The board, together with the                   The specific duties delegated to Mr.
     CEO, should develop position                   Leclerc in his capacity as chairman
     descriptions for the board and                 are set out in a position
     for the CEO, involving the                     description. As chief executive
     definition of the limits to                    officer, he is required to recommend
     management's responsibilities.                 to the directors a full team of
     In addition, the board should                  officers and, with those officers,
     approve or develop the                         carry out plans approved by the
     corporate objectives which the                 Board. The Board expects management
     CEO is responsible for                         to conduct the business of the
     meeting.                                       Corporation in keeping with the
                                                    strategies and operating plans
                                                    adopted by the Board. Management is
                                                    also expected to assess the potential
                                                    of properties to become profitable
                                                    commercial producers of gold and
                                                    other metals, and to develop plans,
                                                    arrange financing and hire and train
                                                    capable staff in order to bring these
                                                    properties into production. At the
                                                    same time, management is expected to
                                                    effectively manage the major mines
                                                    that today provide essentially all of
                                                    the Corporation's cash flow. Prior
                                                    Board approval is required for sales
                                                    of securities of the Corporation,
                                                    incurring debt except under approved
                                                    credit arrangements with banks and
                                                    financial institutions, and
                                                    employment and compensation
                                                    arrangements for officers of the
                                                    Corporation. Board approval is also
                                                    required for any material transaction
                                                    and for capital expenditures in
                                                    excess of U.S.$2,500,000.
-----------------------------------------------------------------------------------------
12.  Every board should have in                     The positions of chairman and chief
     place appropriate structures                   executive officer have been combined
     and procedures to ensure that                  since April 1997. The Board believes
     the board can function                         the Corporation is well served and
     independently of management.                   the independence of the Board from
                                                    management is not compromised by the
                                                    combined role. The Board has only six
                                                    members, one of which is the
                                                    chairman, and at its meetings often
                                                    considers matters with the chairman
                                                    being the only member of management
                                                    present. If required to deal
                                                    effectively with a situation, the
                                                    Board will excuse the chairman during
                                                    discussions. The Corporation's
                                                    by-laws provide that any two
                                                    directors may call a meeting of the
                                                    Board at any time for any purpose.
-----------------------------------------------------------------------------------------
13.  The audit committee of every                   All members of the Audit Committee
     board of directors should be                   are unrelated, outside directors and
     composed only of outside                       qualify as independent within the
     directors. The roles and                       meaning of applicable law and
     responsibilities of the audit                  regulation. The Board has adopted a
     committee should be                            written charter for the Audit
     specifically defined.                          Committee.
-----------------------------------------------------------------------------------------
14.  The board of directors should                  The Board allows each director to
     implement a system which                       seek the advice of independent
     enables an individual director                 experts, if deemed appropriate.
     to engage an outside advisor
     at the expense of the
     corporation.
-----------------------------------------------------------------------------------------


----------
         6

AUDIT COMMITTEE REPORT

     The Board of Directors of the Corporation has adopted a written charter for the Audit Committee. Prior to April 3, 2002, the members of the Audit Committee were Latham C. Burns (Chairman), John N. Abell and Peter Clarke. The current members of the Audit Committee are John N. Abell and Peter Clarke. Each member of the Audit Committee is, and was, independent, as independence is defined in
Section 121(A) of the American Stock Exchange listing standards.

     In respect of the year ended December 31, 2001, the Audit Committee reviewed the audited financial statements with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgements, and the clarity of disclosure in the statements. The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the financial statements with generally accepted accounting principles, their judgement as to the quality and acceptability of the Corporation's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted accounting standards. In addition, the Committee discussed with management and the independent auditors the overall scope and plan for the annual audit. The Committee met with the independent auditors, with and without management being present, to discuss the results of their examinations, their evaluations of the Corporation's internal controls, and the overall quality of the Corporation's financial reporting.

     The Committee has received all necessary written disclosures and letters from, and has discussed the question of auditor independence with, the auditors, specifically addressing all matters required by applicable accounting standards. The Committee concluded that the provision of any non-audit services was compatible with maintaining the auditor's independence. These services were not significant in scope and related to securities and tax regulatory compliance reporting services requested by management.

     Following is a summary of the aggregate fees billed or expected to be billed by the independent auditors in respect of the year ended December 31, 2001 for the services indicated:

                      Financial Information Systems
Audit Fees            Design and Implementation Fees             All Other Fees
-------------------------------------------------------------------------------
$312,100                          Nil                               $34,151

     In reliance on the reviews and discussions referred to earlier in this report, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the applicable securities regulatory authorities. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Corporation's independent auditors.

Latham C. Burns, Chairman
John N. Abell, Peter Clarke
April 3, 2002

LIABILITY INSURANCE

     The Corporation has purchased liability insurance and has, in addition, agreed to indemnify directors and officers of the Corporation against all costs, charges and expenses reasonably incurred by them in respect of certain proceedings to which they may be made party by reason of their status as directors or officers of the Corporation. The indemnification is extended to directors and officers provided they have acted honestly and in good faith with a view to the best interests of the Corporation and, in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, on the condition the director or officer had reasonable grounds for believing his conduct was lawful. The amount of the premium paid in respect of directors and officers as a group was U.S.$111,000; the policy coverage is U.S.$35,000,000 per claim and in aggregate in any policy year. The first U.S.$500,000 of expense for the Corporation per claim is not covered by the policy.


                                                                      ----------

EXECUTIVE COMPENSATION

Summary Compensation Table

     The table below shows the compensation of the Chief Executive Officer and the next four most highly compensated executive officers for each of the Corporation's last three completed fiscal years or, where an individual was not an executive officer for the last three completed fiscal years, for those fiscal years in which the individual was an executive officer.

----------------------------------------------------------------------------------------------------------------------
                                           Annual Compensation      Long-term Compensation
                                           -----------------------------------------------
                                           Salary       Bonus             Share Option          All Other Compensation
Name/Principal Position          Year      (U.S.$)      (U.S.$)           Awards (#)                   (U.S.$)
----------------------------------------------------------------------------------------------------------------------
Robert L. Leclerc                2001      350,000      299,675                  -                     24,000(1)
Chairman and                     2000      350,000      248,535                  -                     23,000
Chief Executive Officer          1999      350,000            -            300,000                     24,000
----------------------------------------------------------------------------------------------------------------------
Jerry L. J. McCrank              2001      185,000      170,088                  -                     11,100(2)
Vice President,                  2000      165,000      144,979                  -                      9,900
Operations                       1999      152,284            -             80,000                      9,169
----------------------------------------------------------------------------------------------------------------------
Tom S. Q. Yip                    2001      185,000      170,088                  -                     10,200(2)
Vice President, Finance          2000      165,000      144,979                  -                      7,512
and Chief Financial Officer      1999      141,991            -             80,000                      7,808
----------------------------------------------------------------------------------------------------------------------
Lois-Ann L. Brodrick             2001      175,000      170,088                  -                     10,558(2)
Vice President                   2000      150,000      144,979                  -                      9,000
and Secretary                    1999      135,706            -             80,000                      8,142
----------------------------------------------------------------------------------------------------------------------
David A. Ottewell                2001      125,000       40,847                  -                      7,500(2)
Controller                       2000      105,000       34,233                  -                      6,300
                                 1999       86,551        9,493             17,500                     11,279
----------------------------------------------------------------------------------------------------------------------

(1) REPRESENTS THE ANNUAL EMPLOYER CONTRIBUTIONS TO THE CORPORATION'S RETIREMENT SAVINGS AND DEFINED CONTRIBUTION PLANS ($21,000) AND TOTAL FEES PAID FOR ATTENDANCE AT SIX MEETINGS OF THE BOARD OF DIRECTORS ($3,000). SEE ALSO "MEETINGS AND COMPENSATION OF THE BOARD OF DIRECTORS" ON PAGE 4.

(2) REPRESENTS THE ANNUAL EMPLOYER CONTRIBUTIONS TO THE CORPORATION'S RETIREMENT SAVINGS AND DEFINED CONTRIBUTION PLANS.

EXECUTIVE CASH INCENTIVE PLAN

     The Corporation has an executive cash incentive plan (the "ECIP") under which certain officers are eligible to receive, in addition to their base salary, incentive compensation if certain performance objectives related to the Corporation's annual operating plan as well as certain performance standards considered applicable to the participant have been met. Awards earned and paid to officers under the ECIP for 2001 aggregated US$850,786. The amounts paid to the Chief Executive Officer and the next four most highly compensated executive officers are shown in the Summary Compensation Table under "Bonus".

SHARE OPTIONS

     The Corporation has adopted a share incentive plan which provides for the grant of options to purchase common shares to officers and employees. The number of common shares currently authorized under the plan is 13,000,000. The exercise price of all options granted to date has been 100 percent of the market value of the common shares on the date of each grant. Options may be granted for a term of not more than ten years and must be granted at no less than 100 percent of fair market value on the date of grant. The exercise price must be paid in full at the time of exercise of an option and may be paid either in cash or by the surrender or delivery to the Corporation of common shares.

     The Compensation Committee of the Board of Directors exercises its judgement as to eligibility for participation in the plan and the amount of any particular grant. It also determines the date on which each option shall become exercisable and may provide that options shall be exercisable in installments. The Committee may in its sole discretion accelerate the time at which any option may be exercised in whole or in part. Such discretion may be exercised in any circumstances deemed appropriate by the Committee including, but without limitation, the threat (actual or perceived) of a take-over bid for voting control of the Corporation.


----------
         8

     At April 5, 2002 options to purchase a total of 3,606,486 common shares were outstanding with an average exercise price per common share of Can.$8.72.

     In the last fiscal year, no option grants were made to the Chief Executive Officer and the next four most highly compensated executive officers.

     The following table shows aggregated option exercises in the last fiscal year and year-end option values for the Chief Executive Officer and the next four most highly compensated executive officers of the Corporation.

                 Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-end Option Values

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Value of Unexercised
                                                                  Number of Securities                 In-The-Money Options
                                                                 Underlying Unexercised                 at Fiscal Year-End
                             Shares            Value           Options at Fiscal Year-End                   (U.S.$)(1)
                           Acquired on       Realized       ---------------------------------------------------------------------
Name                       Exercise(#)        (U.S.$)       Exercisable       Unexercisable       Exercisable       Unexercisable
---------------------------------------------------------------------------------------------------------------------------------
Robert L. Leclerc                    -              -         700,083            190,027                    -                   -
Jerry L. J. McCrank                  -              -         108,911             50,292                    -                   -
Tom S. Q. Yip                        -              -         100,230             46,147                    -                   -
Lois-Ann L. Brodrick                 -              -          73,900             45,233                    -                   -
David A. Ottewell                    -              -          15,252             10,000                    -                   -
---------------------------------------------------------------------------------------------------------------------------------

(1) AT THE END OF THE LAST COMPLETED FISCAL YEAR, NO UNEXERCISED OPTIONS WERE IN THE MONEY.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL AGREEMENTS

     Mr. Leclerc and the Corporation have entered into a contract which is for an indefinite term and provides for certain lump sum payments if the Corporation terminates Mr. Leclerc's employment on less than two years' written notice or demotes him and he voluntarily resigns within 60 days thereof. If a change of control of the Corporation is followed by a termination of Mr. Leclerc's employment under specified circumstances, Mr. Leclerc shall be paid a cash payment equal to three times the total of his annual base salary plus bonus under the executive cash incentive plan. The specified circumstances include (i) the Corporation's termination of Mr. Leclerc's employment within two years of a change of control or (ii) a voluntary resignation by Mr. Leclerc for "good reason" within one year of a change of control. The expression "good reason" is defined to include any one of four acts of employer constructive dismissal: the assignment of lower level status or responsibility, a reduction in base salary, a requirement to relocate, or a change in employee participation in or benefits under the Corporation's benefit plans. Additionally, in the final 30 days of the one-year period referred to above, Mr. Leclerc may resign for any reason, or no reason at all, and be entitled forthwith to the cash payment calculated as specified above.

     Each of the other named executive officers has entered into an employment contract for an indefinite term. The contracts provide for certain lump sum payments if the Corporation terminates the individual's employment on less than one year's written notice or the individual is demoted and voluntarily resigns within 60 days thereof. In all other respects, the employment contracts for Ms. Brodrick and Messrs. McCrank and Yip are identical to Mr. Leclerc's contract. Mr. Ottewell's contract provides for a lower payout structure than the others and does not afford the right to resign in the final 30 days of the one-year period referred to above.

     On April 3, 2002, the Corporation completed the exchange of 100 percent of its capital securities for an aggregate of 361,561,230 newly issued common shares. Details of the transaction were provided in proxy solicitation materials mailed to shareholders in connection with the special general meeting called for March 25, 2002 to consider and authorize the share issuance. As a result of the transaction, Newmont Mining Corporation of Canada Limited received 244,993,890 newly issued common shares, representing 48.8 percent of the voting equity securities in the Corporation. Prior to the transaction, no single shareholder owned more than five percent of the Corporation's common shares. In connection with the exchange, two Newmont designees were appointed to the Board of Directors.

     Completion of the exchange transaction involved a change of control within the meaning of the above-mentioned employment contracts, effective as of April 3, 2002.


                                                                      ----------

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       The Compensation Committee of the Board of Directors was established in 1983 and has always been comprised of outside directors. Among other activities, the Committee sets guidelines for executive compensation and recommends compensation for executive officers of the Corporation. The Committee makes the final determination of recipients of share options and the amount of the awards. For other significant components of executive compensation, the Committee recommends action to the full Board of Directors. In all cases the directors have acted upon Compensation Committee recommendations without modification in any material way.

     The following report is submitted by the undersigned directors in their capacity as the Compensation Committee of the Board. Neither this report nor the Performance Graph following it shall be deemed incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934.

COMPENSATION PHILOSOPHY

     The Corporation's policy on compensation attempts to show consistent application for all executive officers, with variations given to differences in the level of responsibility or the nature of the functions performed by particular individuals. The goals of the compensation program include creating a relationship between business objectives and performance which will encourage the creation of value for shareholders. No particular attempt is made to differentiate the chief executive officer for compensation purposes. The Committee views the chief executive officer as one member of the senior management team and applies compensation criteria evenly to the team members.

     The Committee recognizes that management of a precious metal producer must take the initiative in identifying and developing properties which will be of long-term benefit and create value for shareholders. At the same time, properties which are in production must be judiciously managed, with metal production carefully planned and delivered for sale at an efficient cost for each ounce produced. Management has limited control over the prices at which gold and silver are sold and has attempted to secure prices for future production using prudent hedging techniques.

     Regardless of the stage of property activity, management must also be mindful of the need to maintain a safe work environment. The failure to do better than standard in this area should result in a deduction from compensation otherwise payable. In addition, management must take steps to ensure the development of ore reserves and to plan for mining these reserves efficiently and with due regard for capital availability, cost, and safety and environmental concerns.

COMPENSATION COMPONENTS AND PERFORMANCE MEASURES

     The executive compensation for 2001 comprised a mix of base compensation (salary) and cash bonus. For the financial year ended December 31, 2001 the following summarizes executive compensation recommended by the Committee and approved by the Board of Directors.

     Salary - The Committee decided there would be salary increases for the executive officers other than Mr. Leclerc, as disclosed in the Summary Compensation Table.

     Bonus - At the beginning of 2001, the Committee decided that executives could earn a bonus, in part based on performance measured against objective criteria and in part on whether specific achievements had been made outside the ordinary course of business. As to the objective test, the targets established by the Committee related to meeting production and cash operating cost criteria set out in the Corporation's 2001 operating plan. The bonus tests that were not readily measurable related to cash flow performance of the Corporation against the operating plan, considering commodity price and other pertinent factors and the success of the Corporation in replacing its bank credit facility.

     The Committee recognized that the four executive officers had met a difficult challenge in 2001, prudently managing the financial resources of the Corporation through another period of low gold prices. The Committee was pleased with management's performance on all fronts and expressed the view that the accomplishments went beyond merely meeting ordinary course of business requirements. Accordingly, the Committee determined that the bonuses specified in the Summary Compensation Table at page 8 be paid to the named executives.


----------
        10

LIMITATION ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the deductibility of compensation for each of the Chief Executive Officer and the four other highest paid executive officers to $1,000,000 per year (subject to certain exceptions). None of the Corporation's officers receive annual compensation in excess of the maximum deductible amount. If, because of competitive factors and individual performance, the Committee should determine that it is appropriate to pay one or more executive officers in excess of the annual maximum deductible amount, it will consider establishing performance criteria that will allow the Corporation to avail itself of all appropriate tax deductions.

OTHER REMARKS

     In summary, the Committee believes it is important to compensate officers on a basis which reflects corporate objectives and performance. The Committee is of the view that the compensation practices followed for 2001 have achieved an equitable balance between compensating executives and managing the business of the Corporation for all shareholders.

     John Gilray Christy, Chairman
     John F. McOuat, Monica E. Sloan
     April 3, 2002

PERFORMANCE GRAPH

     The following graph, expressed in U.S. dollars, compares over five years the percentage change in the cumulative return to a holder of common shares in the Corporation with the cumulative performance of the S & P 500 Index, The Toronto Stock Exchange Gold Index and the price of gold. The graph assumes an investment of U.S.$100 on December 31, 1996 and the reinvestment of dividends paid during the five year period.

                          TOTAL RETURN TO SHAREHOLDER'S
                         (DIVIDENDS REINVESTED MONTHLY)

                                      ANNUAL RETURN PERCENTAGE
                                           Years Ending

Company/Index               Dec 97   Dec 98   Dec 99   Dec 00   Dec 01
----------------------------------------------------------------------
ECHO BAY MINES LTD          -63.22   -28.19   -32.14   -68.42    41.33
S&P 500 INDEX                33.36    28.58    21.04    -9.10   -11.89
TSE-GOLD/PRECIOUS MINERALS  -43.17    -6.49   -16.94    -9.89    18.24
SP500 GOLD                  -34.33   -12.32    -3.67   -17.63    13.44

                                            INDEXED RETURNS
                             Base            Years Ending
                            Period
Company/Index               Dec 96   Dec 97   Dec 98   Dec 99   Dec 00   Dec 01
-------------------------------------------------------------------------------
ECHO BAY MINES LTD          100       36.78    26.42    17.92     5.66     8.00
S&P 500 INDEX               100      133.36   171.48   207.56   188.66   166.24
TSE-GOLD/PRECIOUS MINERALS  100       56.83    53.15    44.14    39.78    47.03
SP500 GOLD                  100       65.67    57.58    55.47    45.69    51.83

                                    [CHART]


                                                                      ----------

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

INDEBTEDNESS OF MANAGEMENT

     The Corporation has made loans available to certain persons employed by the Corporation or an affiliate to assist with employee relocation. The loans are for five years with an interest rate of nine percent per annum but for the first three years the interest is rebated to the employee. At the end of three years, interest at the lower of nine percent or the applicable federal rate for short-term loans determined pursuant to the U.S. Internal Revenue Code will be payable monthly until maturity. At maturity the loans may be renegotiated for a further five-year period.

     The following table shows, in United States dollars, the particulars of indebtedness by officers in excess of U.S.$60,000 for the period January 1, 2001 to April 5, 2002:

                                                  Maximum balance     Balance outstanding
Name              Capacity     Nature of Loan        in period          at April 5, 2002      Interest Rate
-----------------------------------------------------------------------------------------------------------
R. L. Leclerc     Chairman        Housing            $140,134               $140,134               9.00

APPOINTMENT OF AUDITORS

     The persons named in the enclosed form of proxy intend to vote for the appointment of Ernst & Young as the auditors of the Corporation to hold office until the next annual meeting of shareholders. Ernst & Young have been the auditors of the Corporation since 1985. One or more members of the auditors will attend the meeting, have an opportunity to make a statement, and be available to respond to appropriate questions.

2001 ANNUAL REPORT

     The annual report for the year 2001, including financial statements and other information with respect to the Corporation, accompanies this Management Proxy Circular. Additional copies of the annual report may be obtained by writing to the Corporation.

2002 ANNUAL MEETING

     Proposals of shareholders intended to be presented at the next annual meeting must be received by the Corporation for inclusion in its Management Proxy Circular on or before February 27, 2003, after which date a proposal will be considered untimely.

     The contents and the sending of this Management Proxy Circular have been approved by the directors of the Corporation.

     Dated at Edmonton, Alberta, Canada this 5th day of April 2002.

                                    /s/ LOIS-ANN L. BRODRICK
                                    Lois-Ann L. Brodrick
                                    Vice President and Secretary


----------
        12

                               ALBERTA CERTIFICATE

     The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

     Dated this 5th day of April 2002.

/s/ ROBERT L. LECLERC                          /s/ TOM S. Q. YIP
Robert L. Leclerc                              Tom S. Q. Yip
Chairman and Chief Executive Officer           Vice President, Finance and
                                               Chief Financial Officer


                                                                      ----------

Please remove this area before folding.

Please remove this area before folding.

ECHO BAY MINES LTD.

PLEASE PUT MY NAME ON THE ECHO BAY SUPPLEMENTAL MAILING LIST.        278751102

Name:

Street:                                              Suite or Apt. No.:
-------------------------------------------------------------------------------

City:            Province/State:                     Postal/Zip Code:
-------------------------------------------------------------------------------

  REMOVE PERFORATED SIDES, FOLD DOWN AND SEAL TO MAKE SELF ADDRESSED ENVELOPE

ECHO BAY MINES LTD.
ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON THE 6TH DAY OF JUNE 2002

PROXY

------------------------------------------------------------------------------

The undersigned shareholder of Echo Bay Mines Ltd. appoints Robert Leigh Leclerc, or failing him Lois-Ann L. Brodrick or instead of them or either of them __________________________________________ as proxy of the undersigned with full power of substitution, to attend, vote and otherwise act for and on behalf of the undersigned in respect of all matters that may come before the Annual General Meeting of Shareholders to be held on the 6th day of June 2002, and at any adjournment of the meeting, with the same power the undersigned would have if the undersigned were present at the meeting, or any adjournment of the meeting and, without limiting the generality of the foregoing, the proxy is directed to vote or refrain from voting as specified:

1. to vote FOR / / or WITHHOLD vote / / on the election of the following persons as directors: John Norman Abell, Ron Binns, Peter Clarke, David Harquail, Robert Leigh Leclerc and John Frederick McOuat; and

2. to vote FOR / / or WITHHOLD vote / / on the appointment of Ernst & Young as auditors.

   Dated:                               2002
   -----------------------------------------

   ---------------------------------------------------------------------------
   Signature of Shareholder

(1) IF A SHAREHOLDER SPECIFIES A CHOICE WITH RESPECT TO EITHER OF THE MATTERS, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED FOR OR WITHHELD FROM VOTING IN RESPECT OF THE MATTER ON ANY BALLOT THAT MAY BE CALLED FOR. WITH RESPECT TO THE ELECTION OF DIRECTORS, A SHAREHOLDER MAY WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, BUT VOTE FOR THE ELECTION OF THE OTHER NOMINEES BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY PARTICULAR NOMINEE AND CHECKING THE "VOTE FOR" BOX.

(2) IF THIS PROXY IS NOT DATED IN THE PROVIDED SPACE, IT WILL BE DEEMED TO BEAR THE DATE ON WHICH IT IS MAILED BY THE PERSON MAKING THE SOLICITATION.

INSTRUCTIONS:

If you are unable to attend the Annual General Meeting of Shareholders in person, please fill in and sign the proxy (above) and return it in this resealable self addressed envelope.

1. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND THE MANAGEMENT OF THE CORPORATION.

2. If a shareholder wishes to be represented at the meeting by proxy, the proxy must be dated and executed by the shareholder or the shareholder's attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney of the corporation duly authorized.

3. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE APPOINTMENT OF AUDITORS. This form of proxy confers discretionary authority with respect to any amendments to matters identified in the notice of meeting or other matters that may properly come before the meeting.

4. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY TO ATTEND AND ACT ON BEHALF OF THE SHAREHOLDER AT THE MEETING. The person need not be a shareholder. This right may be exercised either by inserting in the space provided the name of the person or by completing another proper form of proxy.

   REMOISTEN THIS GLUE STRIP, FOLD AND SEAL THIS SELF ADDRESSED ENVELOPE

               NOTICE TO SHAREHOLDERS OF ECHO BAY MINES LTD.

------------------------------------------------------------------------------

     Within a month of each quarter end, Echo Bay issues a detailed news release on the operating results. Shareholders may access highlights of this news release within minutes of its release through services such as
     Dow Jones and Reuters or Echo Bay (www.echobay.com). A copy of the press release will be available on the Echo Bay Internet site within 24 hours of release.

------------------------------------------------------------------------------

      If you wish to receive the quarterly financial statements of
        Echo Bay Mines Ltd. please complete and return this card
                with the proxy or detach and return to:
                           ECHO BAY MINES LTD.
               C/O COMPUTERSHARE TRUST COMPANY OF CANADA
                    100 UNIVERSITY AVENUE, 9TH FLOOR
                       TORONTO, ONTARIO M5J 2Y1

------------------------------------------------------------------------------

                      IF THIS CARD IS NOT RETURNED,
           YOU WILL NOT RECEIVE QUARTERLY FINANCIAL STATEMENTS.











            NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

                         BUSINESS REPLY MAIL
           FIRST-CLASS MAIL PERMIT NO. 1112, NIAGARA FALLS, N.Y.
                  POSTAGE WILL BE PAID BY ADDRESSEE

ECHO BAY MINES LTD.
c/o COMPUTERSHARE TRUST COMPANY
PO BOX 619
NIAGARA FALLS NY 14302-9943